RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE DISCIPLINED EQUITY FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

1. ELECTION OF BOARD MEMBERS

   KATHLEEN BLATZ
   Affirmative                                              137,687,051.18
   Withhold                                                   3,777,037.12
   Abstain                                                            0.00
   TOTAL                                                    141,464,088.30

   ARNE H. CARLSON
   Affirmative                                              137,080,136.14
   Withhold                                                   4,383,952.16
   Abstain                                                            0.00
   TOTAL                                                    141,464,088.30

   PATRICIA M. FLYNN
   Affirmative                                              137,754,717.40
   Withhold                                                   3,709,370.90
   Abstain                                                            0.00
   TOTAL                                                    141,464,088.30

   ANNE P. JONES
   Affirmative                                              137,495,442.17
   Withhold                                                   3,968,646.13
   Abstain                                                            0.00
   TOTAL                                                    141,464,088.30

   JEFFREY LAIKIND
   Affirmative                                              137,487,753.60
   Withhold                                                   3,976,334.70
   Abstain                                                            0.00
   TOTAL                                                    141,464,088.30

   STEPHEN R. LEWIS, JR.
   Affirmative                                              137,741,665.65
   Withhold                                                   3,722,422.65
   Abstain                                                            0.00
   TOTAL                                                    141,464,088.30

   CATHERINE JAMES PAGLIA
   Affirmative                                              137,692,414.22
   Withhold                                                   3,771,674.08
   Abstain                                                            0.00
   TOTAL                                                    141,464,088.30

   VIKKI L. PRYOR
   Affirmative                                              137,692,414.22
   Withhold                                                   3,771,674.08
   Abstain                                                            0.00
   TOTAL                                                    141,464,088.30

   ALAN K. SIMPSON
   Affirmative                                              137,240,274.05
   Withhold                                                   4,223,814.25
   Abstain                                                            0.00
   TOTAL                                                    141,464,088.30

   ALISON TAUNTON-RIGBY
   Affirmative                                              137,754,717.40
   Withhold                                                   3,709,370.90
   Abstain                                                            0.00
   TOTAL                                                    141,464,088.30

   WILLIAM F. TRUSCOTT
   Affirmative                                              137,636,780.35
   Withhold                                                   3,827,307.95
   Abstain                                                            0.00
   TOTAL                                                    141,464,088.30

2. AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

   Affirmative                                              136,497,402.85
   Against                                                    2,176,718.11
   Abstain                                                    2,789,967.34
   Broker Non-votes                                                   0.00
   TOTAL                                                    141,464,088.30

3. APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH
   RIVERSOURCE INVESTMENTS, LLC

   Affirmative                                              137,258,733.84
   Against                                                    1,860,526.22
   Abstain                                                    2,344,828.24
   Broker Non-votes                                                   0.00
   TOTAL                                                    141,464,088.30

4. APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

   A. DIVERSIFICATION

   Affirmative                                              137,669,982.82
   Against                                                    1,266,516.25
   Abstain                                                    2,527,589.23
   Broker Non-votes                                                   0.00
   TOTAL                                                    141,464,088.30

   B. LENDING

   Affirmative                                              136,003,311.77
   Against                                                    2,081,141.59
   Abstain                                                    3,379,634.94
   Broker Non-votes                                                   0.00
   TOTAL                                                    141,464,088.30

   C. BORROWING

   Affirmative                                              136,626,424.17
   Against                                                    1,964,692.59
   Abstain                                                    2,872,971.54
   Broker Non-votes                                                   0.00
   TOTAL                                                    141,464,088.30

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE GROWTH FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

1.  ELECTION OF BOARD MEMBERS

    KATHLEEN BLATZ
    Affirmative                                             2,143,098,460.70
    Withhold                                                   76,188,225.76
    Abstain                                                             0.00
    TOTAL                                                   2,219,286,686.46

    ARNE H. CARLSON
    Affirmative                                             2,138,590,820.76
    Withhold                                                   80,695,865.70
    Abstain                                                             0.00
    TOTAL                                                   2,219,286,686.46

    PATRICIA M. FLYNN
    Affirmative                                             2,146,080,363.69
    Withhold                                                   73,206,322.77
    Abstain                                                             0.00
    TOTAL                                                   2,219,286,686.46

    ANNE P. JONES
    Affirmative                                             2,139,389,255.96
    Withhold                                                   79,897,430.50
    Abstain                                                             0.00
    TOTAL                                                   2,219,286,686.46

    JEFFREY LAIKIND
    Affirmative                                             2,141,953,366.29
    Withhold                                                   77,333,320.17
    Abstain                                                             0.00
    TOTAL                                                   2,219,286,686.46

    STEPHEN R. LEWIS, JR.
    Affirmative                                             2,145,348,318.47
    Withhold                                                   73,938,367.99
    Abstain                                                             0.00
    TOTAL                                                   2,219,286,686.46

    CATHERINE JAMES PAGLIA
    Affirmative                                             2,145,316,875.36
    Withhold                                                   73,969,811.10
    Abstain                                                             0.00
    TOTAL                                                   2,219,286,686.46

    VIKKI L. PRYOR
    Affirmative                                             2,145,476,244.84
    Withhold                                                   73,810,441.62
    Abstain                                                             0.00
    TOTAL                                                   2,219,286,686.46

    ALAN K. SIMPSON
    Affirmative                                             2,133,391,453.70
    Withhold                                                   85,895,232.76
    Abstain                                                             0.00
    TOTAL                                                   2,219,286,686.46

    ALISON TAUNTON-RIGBY
    Affirmative                                             2,145,341,649.29
    Withhold                                                   73,945,037.17
    Abstain                                                             0.00
    TOTAL                                                   2,219,286,686.46

    WILLIAM F. TRUSCOTT
    Affirmative                                             2,145,374,858.54
    Withhold                                                   73,911,827.92
    Abstain                                                             0.00
    TOTAL                                                   2,219,286,686.46

2. AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

    Affirmative                                             2,087,545,601.35
    Against                                                    86,691,378.94
    Abstain                                                    44,696,610.03
    Broker Non-votes                                              353,096.14
    TOTAL                                                   2,219,286,686.46

3. APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

    Affirmative                                             2,104,849,719.56
    Against                                                    66,958,482.92
    Abstain                                                    47,125,387.84
    Broker Non-votes                                              353,096.14
    TOTAL                                                   2,219,286,686.46

4.  APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

    A. DIVERSIFICATION

    Affirmative                                             2,104,109,336.41
    Against                                                    69,517,405.91
    Abstain                                                    45,306,848.00
    Broker Non-votes                                              353,096.14
    TOTAL                                                   2,219,286,686.46

    B. TEN PERCENT LIMITATION IN SINGLE ISSUER

    Affirmative                                             2,097,032,700.39
    Against                                                    74,003,226.36
    Abstain                                                    47,897,663.57
    Broker Non-votes                                              353,096.14
    TOTAL                                                   2,219,286,686.46

    C. LENDING

    Affirmative                                             2,083,343,069.88
    Against                                                    88,786,913.24
    Abstain                                                    46,803,607.20
    Broker Non-votes                                              353,096.14
    TOTAL                                                   2,219,286,686.46

    D. BORROWING

    Affirmative                                             2,088,616,198.84
    Against                                                    85,633,074.22
    Abstain                                                    44,684,317.26
    Broker Non-votes                                              353,096.14
    TOTAL                                                   2,219,286,686.46

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE LARGE CAP EQUITY FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

1.  ELECTION OF BOARD MEMBERS

    KATHLEEN BLATZ
    Affirmative                                         1,008,787,765.07
    Withhold                                               35,204,732.20
    Abstain                                                         0.00
    TOTAL                                               1,043,992,497.27

    ARNE H. CARLSON
    Affirmative                                         1,007,056,546.76
    Withhold                                               36,935,950.51
    Abstain                                                         0.00
    TOTAL                                               1,043,992,497.27

    PATRICIA M. FLYNN
    Affirmative                                         1,010,259,725.58
    Withhold                                               33,732,771.69
    Abstain                                                         0.00
    TOTAL                                               1,043,992,497.27

    ANNE P. JONES
    Affirmative                                         1,007,296,357.13
    Withhold                                               36,696,140.14
    Abstain                                                         0.00
    TOTAL                                               1,043,992,497.27

    JEFFREY LAIKIND
    Affirmative                                         1,008,655,398.36
    Withhold                                               35,337,098.91
    Abstain                                                         0.00
    TOTAL                                               1,043,992,497.27

    STEPHEN R. LEWIS, JR.
    Affirmative                                         1,010,170,764.81
    Withhold                                               33,821,732.46
    Abstain                                                         0.00
    TOTAL                                               1,043,992,497.27

    CATHERINE JAMES PAGLIA
    Affirmative                                         1,009,913,424.91
    Withhold                                               34,079,072.36
    Abstain                                                         0.00
    TOTAL                                               1,043,992,497.27

    VIKKI L. PRYOR
    Affirmative                                         1,009,778,830.31
    Withhold                                               34,213,666.96
    Abstain                                                         0.00
    TOTAL                                               1,043,992,497.27

    ALAN K. SIMPSON
    Affirmative                                         1,005,323,673.61
    Withhold                                               38,668,823.66
    Abstain                                                         0.00
    TOTAL                                               1,043,992,497.27

    ALISON TAUNTON-RIGBY
    Affirmative                                         1,010,676,382.89
    Withhold                                               33,316,114.38
    Abstain                                                         0.00
    TOTAL                                               1,043,992,497.27

    WILLIAM F. TRUSCOTT
    Affirmative                                         1,010,410,146.11
    Withhold                                               33,582,351.16
    Abstain                                                         0.00
    TOTAL                                               1,043,992,497.27

2. AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

    Affirmative                                           984,956,244.45
    Against                                                37,591,169.16
    Abstain                                                21,388,386.58
    Broker Non-votes                                           56,697.08
    TOTAL                                               1,043,992,497.27

3. APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

    Affirmative                                           993,018,182.74
    Against                                                28,976,910.56
    Abstain                                                21,940,706.89
    Broker Non-votes                                           56,697.08
    TOTAL                                               1,043,992,497.27

4.  APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

    A. DIVERSIFICATION
    Affirmative                                           990,017,490.82
    Against                                                31,876,186.28
    Abstain                                                22,042,123.09
    Broker Non-votes                                           56,697.08
    TOTAL                                               1,043,992,497.27

    B. LENDING
    Affirmative                                           985,427,021.24
    Against                                                35,649,476.57
    Abstain                                                22,859,302.38
    Broker Non-votes                                           56,697.08
    TOTAL                                               1,043,992,497.27

    C. BORROWING
    Affirmative                                           987,089,316.60
    Against                                                34,838,820.67
    Abstain                                                22,007,662.92
    Broker Non-votes                                           56,697.08
    TOTAL                                               1,043,992,497.27

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE LARGE CAP VALUE FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

1.  ELECTION OF BOARD MEMBERS

    KATHLEEN BLATZ
    Affirmative                                         115,509,497.10
    Withhold                                              3,367,597.54
    Abstain                                                       0.00
    TOTAL                                               118,877,094.64

    ARNE H. CARLSON
    Affirmative                                         115,045,986.04
    Withhold                                              3,831,108.60
    Abstain                                                       0.00
    TOTAL                                               118,877,094.64

    PATRICIA M. FLYNN
    Affirmative                                         115,665,095.43
    Withhold                                              3,211,999.21
    Abstain                                                       0.00
    TOTAL                                               118,877,094.64

    ANNE P. JONES
    Affirmative                                         115,001,743.79
    Withhold                                              3,875,350.85
    Abstain                                                       0.00
    TOTAL                                               118,877,094.64

    JEFFREY LAIKIND
    Affirmative                                         114,732,791.01
    Withhold                                              4,144,303.63
    Abstain                                                       0.00
    TOTAL                                               118,877,094.64

    STEPHEN R. LEWIS, JR.
    Affirmative                                         115,281,612.45
    Withhold                                              3,595,482.19
    Abstain                                                       0.00
    TOTAL                                               118,877,094.64

    CATHERINE JAMES PAGLIA
    Affirmative                                         115,529,555.00
    Withhold                                              3,347,539.64
    Abstain                                                       0.00
    TOTAL                                               118,877,094.64

    VIKKI L. PRYOR
    Affirmative                                         115,667,637.87
    Withhold                                              3,209,456.77
    Abstain                                                       0.00
    TOTAL                                               118,877,094.64

    ALAN K. SIMPSON
    Affirmative                                         114,173,016.72
    Withhold                                              4,704,077.92
    Abstain                                                       0.00
    TOTAL                                               118,877,094.64

    ALISON TAUNTON-RIGBY
    Affirmative                                         115,640,728.62
    Withhold                                              3,236,366.02
    Abstain                                                       0.00
    TOTAL                                               118,877,094.64

    WILLIAM F. TRUSCOTT
    Affirmative                                         115,172,707.81
    Withhold                                              3,704,386.83
    Abstain                                                       0.00
    TOTAL                                               118,877,094.64

2. AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

    Affirmative                                         114,338,695.34
    Against                                               2,513,956.95
    Abstain                                               2,024,442.35
    Broker Non-votes                                              0.00
    TOTAL                                               118,877,094.64

3. APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

    Affirmative                                         113,721,733.09
    Against                                               2,862,066.64
    Abstain                                               2,293,294.91
    Broker Non-votes                                              0.00
    TOTAL                                               118,877,094.64

4.  APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

    A. DIVERSIFICATION
    Affirmative                                         114,087,870.16
    Against                                               2,617,639.63
    Abstain                                               2,171,584.85
    Broker Non-votes                                              0.00
    TOTAL                                               118,877,094.64

    B. LENDING
    Affirmative                                         112,546,349.02
    Against                                               4,250,080.22
    Abstain                                               2,080,665.40
    Broker Non-votes                                              0.00
    TOTAL                                               118,877,094.64

    C. BORROWING
    Affirmative                                         114,431,355.66
    Against                                               2,309,834.97
    Abstain                                               2,135,904.01
    Broker Non-votes                                              0.00
    TOTAL                                               118,877,094.64